UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2018

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

202 S. Dean St. Englewood, NJ 07631
(Address of principal executive offices)

(201) 258-3770

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2018, Jerrick Media Holdings, Inc. (the “Company”) conducted an initial closing ( “Initial Closing”) of a private placement offering of units of its securities (the “Units”) of up to $900,000, with an over-allotment option of an additional $300,000 (the “Offering”). In connection with the Initial Closing, the Company entered into definitive securities purchase agreements with 10 accredited investors (the “Purchase Agreements”) for gross proceeds of $475,000. Each Unit consists of (i) a 14% convertible promissory note (each a “Note” and together the “Notes”), convertible into shares of the Company’s common stock, par value $0.001 per share (the “Conversion Shares”) at a price of $0.20 per share (the “Conversion Price”), and (ii) a four-year warrant to purchase the Company’s common stock equal to one hundred percent (100%) of the shares into which the Notes can be converted into (the “Warrant Shares”) at an exercise price of $0.20 per share (the “Exercise Price”), subject to adjustment upon the terms thereof.

The entire principal amount of the Notes and all accrued but unpaid interest thereon is due and payable twenty-four months from the date of issuance. The Investors have the option to convert the Notes at any time during the term of the Note.

The foregoing description of the Offering does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, the Note and the Warrant, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2, and Exhibit 4.1, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

Item 1.01 is hereby incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Item 1.01 is hereby incorporated by reference.

The securities issued pursuant to the Offering were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit
4.1	Form of Warrant*
10.1	Form of Purchase Agreement*
10.2	Form of Promissory Note*

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Dated: April 2, 2018	By:	/s/ Jeremy Frommer
Jeremy Frommer Chief Executive Officer

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